Exhibit 10.16

CONFORMED COPY

TRONY SOLAR HOLDINGS COMPANY LIMITED

and

ICBC INTERNATIONAL FINANCE LTD.

and

ICBC INTERNATIONAL OVERSEAS INVESTMENT LTD.

and

JPMORGAN SPECIAL SITUATIONS (MAURITIUS) LIMITED

and

INTEL CAPITAL CORPORATION

REGISTRATION RIGHTS AGREEMENT

October 12, 2009

TRONY SOLAR HOLDINGS COMPANY LIMITED

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of October 12, 2009, by and between Trony Solar Holdings Co. Ltd., a limited liability company organized under the laws of the Cayman Islands (the “Company”), ICBC International Finance Ltd. (the “Bank”), ICBC International Overseas Investment Ltd. (“ICBC”) and JPMorgan Special Situations (Mauritius) Limited and Intel Capital Corporation together with the Company and the Bank, the “Parties”).

RECITALS

A.                                   Lakes Invest Limited, a shareholder of the Company (“Lakes Invest”) has entered into a loan agreement with the Bank dated as of October 2, 2009 (the “Loan Agreement”), pursuant to which Lakes Invest will obtain a loan (the “Loan”) in a principal amount of up to US$30,000,000 from the Bank.

B.                                     Lakes Invest has executed an ordinary share purchase warrant (the “Warrant”) dated as of October 12, 2009, pursuant to which Lakes Invest has granted a warrant to ICBC to purchase the Warrant Shares (as defined in the Warrant).

C.                                     Lakes Invest has executed a Deed of Share Charge in favor of the Bank to be dated on or around the First Borrowing Date (as defined in the Loan Agreement) (the “Share Charge”), pursuant to which Lakes Invest will grant a first ranking security interest to the Bank in its shares of the Company equal to 15% of the total issued authorized share capital of the Company (the “Charged Shares”).

D.                                    Lakes Invest intends to use the proceeds of the Loan to extend credit in the form of a shareholder loan in the aggregate principal amount of up to US$30,000,000, to the Company for the Company’s use in expanding its manufacturing facilities and manufacturing lines and for other general corporate purposes.

D.                                    The Company desires to grant registration rights to ICBC with respect to the Warrant Shares and to the Bank with respect to the Charged Shares on terms and conditions set out in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the Parties contained herein, the Parties agree as follows:

AGREEMENT

1.                                      Registration Rights.  The Company, ICBC and the Bank covenant and agree to the registration rights set forth in this Section 1, the terms of which are drafted primarily in contemplation of an offering of securities in the United States of America.  The Parties recognize, however, the possibility that securities may be qualified or registered in a jurisdiction other than the United States of America where registration rights have significance.  Therefore, for purposes of this Agreement, reference to registration of securities under the Securities Act and the Exchange Act shall be deemed to refer to the equivalent registration in a jurisdiction other than the United States as, if and to the extent applicable, it being understood and agreed that in each such case all references in this Agreement to the Securities Act, the Exchange Act and rules, forms of registration statements and registration of securities thereunder, U.S. law and the SEC, shall be deemed to refer, to the equivalent statutes, rules, forms of registration statements, registration of securities and laws of and equivalent government authority in the applicable non-U.S. jurisdiction.

1.1                               Definitions.   Unless otherwise noted, for purposes of this Agreement:

(a)                                  The term “Exchange Act” means the United States Securities Exchange Act of 1934, as amended (and any successor laws and regulations thereto) and the rules and regulations promulgated thereunder, all as from time to time in effect;

(b)                                 The term “Holder” means any holder of outstanding Registrable Securities or any assignee thereof in accordance with this Agreement;

(c)                                  The term “Investors” means JPMorgan Special Situations (Mauritius) Limited and Intel Capital Corporation and their respective successors and permitted assigns under the Investor Rights Agreement;

(d)                                 The term “Person” means any individual and entity, including corporation, partnership, trust, limited liability company, joint venture, association, unincorporated organization or governmental body or other entity;

(e)                                  The term “Qualified IPO” means the closing of the Company’s first sale of its Shares in a firm commitment underwritten initial public offering that results in such securities being listed or registered on a Qualified Exchange, the public offering price of which values the Company for not less than US$1,000,000,000 (or an equivalent amount thereof in another currency) immediately following such public offering and which results in aggregate cash proceeds to the Company of not less than US$200,000,000 (or an equivalent amount thereof in another currency) (before deduction of underwriting discounts, commissions and expenses); “Qualified Exchange” means any of (i) the New York Stock Exchange, (ii) the Nasdaq Global Market System, (iii) the Main Board of the Hong Kong Stock Exchange, or (iv) with the consent of the Investors holding in the aggregate not less than two-thirds of the then issued and outstanding Series A Preferred Shares, any other internationally-recognized stock exchange;

(f)                                    The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

(g)                                 The term “Registrable Securities” means (i) any and all Shares issuable or issued upon conversion of the Series A Preferred Shares, other than shares for which registration rights have terminated pursuant to Section 1.12 hereof, (ii) the Warrant Shares, and (iii) following the taking by the Bank of enforcement action in accordance with the Share Charge (following an Enforcement Event (as defined in the Share Charge)), the Charged Shares (iv) any other Shares of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in clauses (i), (ii) and (iii); provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned in accordance with this Agreement.  Notwithstanding the foregoing, the Shares or other securities shall only be treated as Registrable Securities if and so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) they have not been and may not be sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, and (C) they have not been and may not be distributed to the public pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act in any three (3) month period;

(h)                                 The number of shares of “Registrable Securities then outstanding” shall be the aggregate number of Shares outstanding which are Registrable Securities and Shares issuable pursuant to then exercisable or convertible securities which are Registrable Securities;

(i)                                     The term “SEC” means the United States Securities and Exchange Commission;

(j)                                     The term “Securities Act” means the United States Securities Act of 1933, as amended (and any successor laws and regulations thereto) and the rules and regulations promulgated thereunder, all as from to time in effect;

(k)                                  The term “Series A Preferred Shares” means series A convertible redeemable preferred shares of the Company, each with a par value of US$0.0001; and

(l)                                     The term “Shares” or “Ordinary Shares” means ordinary shares of par value of US$0.0001 per share of the Company.

1.2                               Company Registration.  If the Company proposes to register for itself or for shareholders other than ICBC any of its shares under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company share option, share purchase or similar plan or a transaction covered by Rule 145 under the Securities Act, a registration in which the only shares being registered are Shares issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give ICBC and the Bank written notice of such proposed registration. Upon the written request of ICBC and/or the Bank, within twenty (20) calendar days after the delivery of such notice by the Company in accordance with Section 2.4, the Company shall, subject to the provisions of Section 1.7, cause to be registered under the Securities Act all of the Registrable Securities that ICBC and/or the Bank has requested to be registered.  The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.2 prior to the effectiveness of such registration whether or not ICBC and/or the Bank has elected to include securities in such registration, if the underwriter advises the Company that market conditions require a delay or termination of the proposed offering.

1.3                               Obligations of the Company.  Whenever required under this Section 1 to effect the registration of any Registrable Securities held by ICBC and/or the Bank, the Company shall, as expeditiously as reasonably possible:

(a)                                  Prepare and file with the SEC a registration statement with respect to such Registrable Securities and cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) calendar days or until the distribution described in such registration statement is completed, if earlier.

(b)                                 Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c)                                  Furnish to ICBC and/or the Bank, as applicable, such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as ICBC may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

(d)                                 Register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by ICBC and/or the Bank, as applicable, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e)                                  In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.  ICBC and the Bank, in each case, if it participates in such underwriting, shall also enter into and perform its obligations under such an agreement.

(f)                                    Notify each Holder of Registrable Securities covered by such registration statement (including ICBC and the Bank) at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g)                                 Cause all such Registrable Securities registered pursuant hereunder to be listed on the primary securities exchange on which similar securities issued by the Company are then listed, or in the case of an initial public offering, cause the securities to be approved for listing or trading on such proposed exchange..

(h)                                 Provide a transfer agent and registrar for all such Registrable Securities registered pursuant hereunder and a CUSIP number (if applicable) for all such Registrable Securities, in each case not later than the effective date of such registration.

(i)                                     Furnish, at the request of ICBC and/or the Bank, as applicable, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

(j)                                     Comply with all applicable rules and regulations of the SEC, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

1.4                               Furnish Information.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of ICBC and the Bank that ICBC and the Bank shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of Registrable Securities of ICBC and the Bank.

1.5                               Expenses of Registration.  All expenses (other than underwriting discounts and commissions and stock transfer levies or taxes) incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 1.2 for ICBC and the Bank, including (without limitation) all registration, filing, and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holder or Holders (including ICBC and the Bank) selected by them shall be borne by the Company.

1.6                               Underwriting Requirements.  In connection with any offering involving an underwriting of the Company’s capital shares, the Company shall not be required under Section 1.2 to include any of ICBC’s and the Bank’s securities in such underwriting unless it accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company.  If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the number of securities to be included shall first be allocated to the Company, and thereafter the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders) but in no event shall any securities held by any other shareholder be included if any securities held by any selling Holder are excluded.  Notwithstanding the foregoing or anything to the contrary, (i) in the case of the Company’s Qualified IPO, no such reduction shall reduce the number of Registrable Securities of the Investors included in such registration below fifty percent (50%) of the total number of the Registrable Securities held by the Investors, and (ii) in the case of any registered public offering subsequent to the Company’s Qualified IPO, no such reduction shall reduce the value of the Registrable Securities of the Investors included in such registration below thirty percent (30%) of the total value of securities included in such registration.  For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a venture capital fund, partnership or corporation, the partners, retired partners, the affiliated venture capital funds and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling shareholder,” and any pro-rata reduction with respect to such “selling shareholder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling shareholder,” as defined in this sentence.

1.7                               Delay of Registration.  Neither ICBC nor the Bank shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.8                               Indemnification.  In the event any Registrable Securities held by ICBC and/or the Bank are included in a registration statement under this Section 1:

(a)                                  To the extent permitted by law, the Company will indemnify and hold harmless ICBC, the Bank, any underwriter (as defined in the Securities Act) for ICBC and/or the Bank and each Person, if any, who controls ICBC, the Bank or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to ICBC, the Bank and each such underwriter or controlling Person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to ICBC, the Bank or any such underwriter or controlling Person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by ICBC, the Bank or any such underwriter or controlling Person.

(b)                                 To the extent permitted by law, each of ICBC and the Bank will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling Person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by ICBC and the Bank expressly for use in connection with such registration; and ICBC and the Bank will pay, as incurred, any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this subsection 1.8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of ICBC and the Bank, which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this subsection 1.8(b) plus any amount under subsection 1.8(d) exceed the net proceeds from the offering out of  which such Violation arises received by ICBC and the Bank, except in the case of fraud or willful misconduct by ICBC and/or the Bank

(c)                                  Promptly after receipt by an indemnified party under this Section 1.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel selected by the indemnifying party and mutually satisfactory to the parties (the approval of the indemnified party shall not be unreasonably withheld); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8 to the extent the indemnifying party is prejudiced as a result thereof, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.8.

(d)                                 If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by ICBC or the Bank under this subsection 1.8(d) plus any amount under subsection 1.8(b) exceed the net proceeds from the offering received by ICBC and the Bank, except in the case of fraud or willful misconduct by ICBC and/or the Bank.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e)                                  The obligations of each Party under this Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.9                               Reports Under the Exchange Act.  To the extent applicable, with a view to making available to ICBC and the Bank the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit ICBC and/or the Bank to sell securities of the Company to the public without registration, the Company agrees to:

(a)                                  make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

(b)                                 file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c)                                  furnish to ICBC and the Bank, so long as ICBC and the Bank owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed with or furnished to the SEC by the Company, and (iii) such other information as may be reasonably requested in availing ICBC of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

1.10                        Exercise or Conversion.  Notwithstanding anything else contained herein, the Company shall have no obligation to register Registrable Securities that are not Shares unless and until they have been exercised, converted or exchanged into Shares.

1.11                        Lock-up.  Each of ICBC and the Bank hereby agrees that, if requested by the underwriters in connection with the Company’s Qualified IPO, it will not sell, contract to sell, make any short sale of, loan, grant any option for the purchase of, pledge, charge or otherwise transfer or dispose of any Registrable Securities or other securities of the Company without the prior written consent of the Company for such period of time (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Securities Act (or other applicable law in a jurisdiction other than the United

States in which a Registration occurred) as may be requested by the underwriters or pursuant to any regulations or rules of the stock exchange on which shares of the Company are listed.

1.12                        Termination of Registration Rights.  The rights and obligations set forth in this Section 1 shall terminate on the earliest to occur of (a) the fifth (5th) anniversary of the date of closing of a Qualified IPO, (b) the date that all Registrable Securities held by ICBC and the Bank can be sold without regard to the volume limitations under Rule 144 (or any successor provision then in effect) under the Securities Act, (c) with respect to ICBC, if following a Qualified IPO, ICBC, together with its affiliates, holds less than one percent (1%) of the outstanding Ordinary Shares, or (d) with respect to the Bank, if following a Qualified IPO, the Bank, together with its affiliates, holds less than one percent (1%) of the outstanding Ordinary Shares.  Further, the rights and obligations set forth in this Section 1 with respect to the Bank shall terminate (a) on the earlier of the date on which the Security Period (as defined in the Share Charge) expires and the date on which the Bank’s Security Interest (as defined in the Share Charge) over all of the Charged Shares terminates and (b) in the event of termination of the Bank’s Security Interest over any portion of the Charged Shares, on the date of such termination but only with respect to such portion of the Charged Shares, except that such termination of the Bank’s Security Interest shall not affect the registration rights attaching to any portion of the Charged Shares with respect to which an enforcement action has been taken (following an Enforcement Event (as defined in the Share Charge)).

2.                                      Miscellaneous.

2.1                               Entire Agreement.  Except as set forth in the immediate succeeding sentence, this Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the Parties are expressly canceled.  Notwithstanding the foregoing, the investors’ rights agreement dated as of September 26, 2008 by and among the Company, JPMorgan Special Situations (Mauritius) Limited, Intel Capital Corporation and the other parties thereto and the confirmation letter dated as of August 19, 2009 by and among the Company, JPMorgan Special Situations (Mauritius) Limited and Intel Capital Corporation shall not be cancelled and shall continue to have full force and effect.

2.2                               Successors and Assigns.  Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. This Agreement and the rights and obligations of any party hereunder shall not otherwise be assigned without the mutual written consent of the other Parties, except that each of ICBC, the Bank, JPMorgan Special Situations (Mauritius) Limited and Intel Capital Corporation may assign this Agreement and its rights and obligations hereunder to one or more of its affiliates.

2.3                               Amendments and Waivers.  Any term of this Agreement may be amended or waived at any time only with the written consent of each of the Parties.  No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

2.4                               Notices.  All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one Business Day after deposit with a nationally recognized overnight courier, specifying next business day delivery, with written verification of receipt.  All communications shall be sent to the respective parties at their address as set forth below or address as subsequently modified by written notice given in accordance with this Section 2.4.

If to the Company:

TRONY SOLAR HOLDINGS COMPANY LIMITED

Address:

Offshore Incorporations (Cayman) Limited,

Scotia Centre, 4th Floor, P.O. Box 2804, George Town,

Grand Cayman, Cayman Islands

Facsimile:  (86) 755-8328-2919
E-mail Address: chu.howard@trony.com

If to ICBC:

ICBC INTERNATIONAL OVERSEAS INVESTMENT LTD.

Address:

17/F & 18/F, Three Pacific Place

1 Queen’s Road East

Hong Kong

Telephone: (852) 2683-3888

Facsimile: (852) 2683-3697

Email address: jjmzhu@icbci.com.hk

If to the Bank:

ICBC INTERNATIONAL FINANCE LTD.

Address:

17/F & 18/F, Three Pacific Place

1 Queen’s Road East

Hong Kong

Telephone: (852) 2683-3888

Facsimile: (852) 2683-3697

Email address: jjmzhu@icbci.com.hk

If to the Investors:

JPMORGAN SPECIAL SITUATIONS (MAURITIUS) LIMITED

Address:

Rogers House

5 President Kennedy Street

Port Louis, Mauritius

With a copy (which shall not constitute notice) to:

Global Special Opportunities Group Middle Office

20/F Chater House

8 Connaught Road

Central, Hong Kong

Attention: Mr Clemen Leung, Ms. Eileen Kwong

Telephone: (852) 2800-0136/7259

Facsimile: (852) 2800-4613

gsog-mo@jpmorgan.com

and

INTEL CAPITAL CORPORATION

Address:

c/o Intel Semiconductor Ltd.

32/F, Two Pacific Place

88 Queensway, Central

Hong Kong

Attention: APAC Portfolio Management

Facsimile: (852) 2240-3775

2.5                               Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the remainder of this Agreement shall be interpreted as if such provision were so excluded and (c) the remainder of this Agreement shall be enforceable in accordance with its terms.

2.6                               Governing Law.  This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of Hong Kong, SAR, without giving effect to principles of conflicts of laws.

2.7                               Dispute Resolution.  Any dispute, controversy or difference arising out of, in connection with or relating to this Agreement, or the breach, termination or invalidity thereof (a “Dispute”) shall be resolved by arbitration pursuant to this Section 2.7.  The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (the “Centre”) in accordance with the UNCITRAL Arbitration Rules in effect at the time of the arbitration.  There shall be one (1) arbitrator who shall be qualified to practice law in Hong Kong.  The language to be used in the arbitral proceedings shall be English.  If the UNCITRAL Rules are in conflict with the provisions of this Section 2.7 including the provisions concerning the appointment of the arbitrator, the provisions of this Section 2.7 shall prevail.  The arbitrator shall decide any dispute submitted by the parties to the arbitration strictly in accordance with the substantive law of Hong Kong and shall not apply any other substantive law.  In making the award, the arbitrator shall have the authority to award attorney’s fees and other costs and expenses of the arbitration in accordance with this Agreement and as the arbitrator deems just and appropriate under the circumstances.  Each Party shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the other in connection with such arbitral proceedings, subject only to any attorney-client or other applicable legal privilege and confidentiality obligations binding on such Party.  The award shall be issued within six (6) months of the appointment of the arbitrator, provided, however, that the arbitrator shall, upon a finding that it is impracticable to meet such deadline consistent with the arbitrator’s primary obligation justly to determine the controversy before the arbitrator, have discretion to extend or alter such deadline to the extent necessary to prevent injustice or preserve the enforceability of the arbitrator’s award.  The award of the arbitrator shall be final and binding upon the disputing parties, and any Party may apply to a court of competent jurisdiction for enforcement of such award.  The parties shall cooperate and use their respective best efforts to take all actions reasonably required to facilitate the prompt enforcement in the PRC or in any other jurisdiction of any arbitral award made by the arbitrator.  A Party shall be entitled to seek preliminary injunctive relief, if possible, from any court of competent jurisdiction pending the appointment of the arbitrator.

2.8                               Confidential Information.  Notwithstanding anything to the contrary contained this Agreement or any other Loan Document (as defined in the Loan Agreement), the disclosure and exchange of confidential information between the Company on the one hand, and ICBC and the Bank on the other, shall be governed exclusively by the terms of the confidentiality agreement (the “Confidentiality Agreement”) dated as of August, 14 2009 by and between the Company and ICBC.  The Bank hereby acknowledges the terms of the Confidentiality Agreement and agrees to be bound by such terms as if the Bank is an original party to the Confidentiality Agreement.

2.9                               No Partnership, Agency or Trust.  Nothing in this Agreement shall be deemed to constitute a partnership between the parties, or constitute any Party the trustee or agent of the other Party for any other purpose, or entitle any Party to commit or bind the other Party (or any of its affiliates) in any manner.

2.10                        Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

2.11                        Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

TRONY SOLAR HOLDINGS CO. LTD.

By:	Li Yi
Title:	Director

ICBC:

ICBC INTERNATIONAL OVERSEAS INVESTMENT LTD.

By:	Zhu Jianming
Title:	Director

BANK:

ICBC INTERNATIONAL FINANCE LTD.

By:	Pan Fu Sheng
Title:	Director

[Signature Page to ICBC Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

JPMORGAN SPECIAL SITUATIONS (MAURITIUS) LIMITED

By:	Nicholas Barnes
Title:	Director

INTEL CAPITAL CORPORATION

By:	Michael J Scown
Title:	Authorised signatory

[Signature Page to ICBC Registration Rights Agreement]